                               POWER OF ATTORNEY
                               -----------------


     We, as officers and directors of First Providian Life and Health Insurance Company, hereby severally constitute and appoint James V. Elliot, Kimberly A. Scouller, and R. Michael Slaven, and each of them singly, our true and lawful attorney and full power to them and each of them to sign for us, in our names in the capacities indicated below, any and all registration statements to be filed with the Securities and Exchange Commission, and any and all amendments thereto (including specifically, without limitation, post-effective amendments), for the purposes of registering variable annuity and/or life variable insurance contacts of First Providian Life and Health Insurance Company for sale pursuant to the Securities Act of 1933.

     Witness our hands on the date set forth below.


       Signature                           Title                Date

/s/ Kevin P. McGlynn           Vice President and Director      11/11/96
--------------------------                                      --------
Kevin P. McGlynn


/s/ John C. Prestwood, Jr.     Vice President, Actuary and      11/11/96
--------------------------     Director                         --------
John C. Prestwood, Jr.

                               POWER OF ATTORNEY
                               -----------------

     We, the undersigned officers and directors of First Providian Life and Health Insurance Company, hereby severally constitute and appoint James V. Elliott, Kimberly A. Scouller, and R. Michael Slaven, and each of them singly, our true and lawful attorney with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all registration statements to be filed with the Securities and Exchange Commission, and any and all amendments thereto (including specifically, without limitation, post-effective amendments), for the purposes of registering variable annuity and/or life variable insurance contracts of First Providian Life and Health Insurance Company for sale pursuant to the Securities Act of 1933.

          Witness our hands on the date set forth below.

        Signature               Title                                Date
        ---------               -----                                ----

/s/ D. J. Miller            Director, Chairman of the Board and   May 24, 1996
-------------------------   President
David J. Miller

/s/ Dennis E. Brady         Director, Vice President, Treasurer
-------------------------   and Senior Financial Officer          May 31, 1996
Dennis E. Brady

/s/ Susan E. Martin         Director and Vice President           May 24, 1996
-------------------------
Susan E. Martin

/s/ I. Donald Britton       Director                              May 24, 1996
-------------------------
I. Donald Britton

/s/ Patricia A. Collins     Director                              May 24, 1996
-------------------------
Patricia A. Collins

                            Director                              May __, 1996
-------------------------
Jack M. Dann

/s/ Jeffrey H. Goldberger   Director                              May 24, 1996
-------------------------
Jeffrey H. Goldberger

/s/ Brian H. Perry          Director                              May 24, 1996
-------------------------
Brian H. Perry

/s/ Martin Renninger        Director and Senior Vice President    May 24, 1996
-------------------------
Martin Renninger

/s/ Paul Yakulis
-------------------------   Director                              May 24, 1996
Paul Yakulis

/s/ Rosalie M. Smith        Director                              May 24, 1996
-------------------------
Rosalie M. Smith

/s/ Thomas B. Nesspor       Director and Vice President           May 24, 1996
-------------------------
Thomas B. Nesspor

                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned officers and directors of First Providian Life and Health Insurance Company, hereby severally constitute and appoint James V. Elliot, Kimberly A. Scouller, and R. Michael Slaven, and each of them singly, our true and lawful attorney with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all registration statements to be filed with the Securities and Exchange Commission, and any and all amendments thereto (including specifically, without limitation, post-effective amendments), for the purposes of registering variable annuity and/or life variable insurance contracts of First Providian Life and Health Insurance Company for sale pursuant to the Securities Act of 1933.

     Witness our hands on the date set forth below.


       Signature                           Title                        Date
       ---------                           -----                        ----


/s/ D. J. Miller         Director, Chairman of the Board and        May 24, 1996
-------------------------   President
David J. Miller


/s/ Dennis E. Brady         Director, Vice President, Treasurer     May 31, 1996
-------------------------   and Senior Financial Officer
Dennis E. Brady


/s/ Susan E. Martin         Director and Vice President             May 24, 1996
-------------------------
Susan E. Martin


/s/ I. Donald Britton       Director                                May 24, 1996
-------------------------
I. Donald Britton


/s/ Patricia A. Collins     Director                                May 24, 1996
-------------------------
Patricia A. Collins


/s/ Jack M. Dann            Director                                May 24, 1996
-------------------------
Jack M. Dann


/s/ Jeffrey H. Goldberger   Director                                May 24, 1996
-------------------------
Jeffrey H. Goldberger


/s/ Brian H. Perry          Director                                May 24, 1996
-------------------------
Brian H. Perry


/s/ Martin Renninger        Director and Senior Vice President      May 24, 1996
-------------------------
Martin Renninger


/s/ Paul Yakulis            Director                                May 24, 1996
-------------------------
Paul Yakulis


/s/ Rosalie M. Smith        Director                                May 24, 1996
-------------------------
Rosalie M. Smith


/s/ Thomas B. Nesspor       Director and Vice President             May 24, 1996
-------------------------
Thomas B. Nesspor